EXHIBIT 10(b)
                                                                   -------------

                               SECOND AMENDMENT TO
                               -------------------
                                 LEASE AGREEMENT
                                 ---------------

     THIS SECOND AMENDMENT TO LEASE AGREEMENT ("Amendment") is made and entered as of the 28th day of February 2002 by and between ACP OFFICE I, LLC, a Delaware limited liability ("Landlord") and LEGAL CLUB.COM, a Florida corporation, ("Tenant").

          A. On September 18, 2001, Landlord and Tenant entered into the Office Lease Agreement ("Original Lease"), which was amended by a First Amendment to Lease on February 19, 2002.

          B. Landlord and Tenant desire to further amend the Lease in accordance with the provisions of this Amendment (as amended, "Amended Lease").

     NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration and in consideration of the covenants and agreements set forth herein, Landlord and Tenant agree to amend the Lease as follows:

     1. Recitals; Capitalized Terms. The recitals set forth above are true and correct. Capitalized terms not defined herein will have the definitions ascribed to them in the Lease.

     2. Premises. Pursuant to the Lease as amended, the Premises currently consists of Suite 301 consisting of 4,971 rentable square feet "Existing Premises"). The description of the Premises in the Lease is modified to provide that the Premises shall be Suite 105, consisting of 5,858 rentable square feet, as shown on Exhibit "A" attached hereto.

     3. Tenant's Proportionate Share. Pursuant to the Lease as amended, the Tenant's Proportionate Share for Suite 301 currently constitutes 8.24%. The Tenant's Proportionate Share is modified to provide that for Suite 105 the Tenant's Proportionate Share shall be 9.73%.

     4. Parking Spaces. Pursuant to the Lease as amended, the Tenant currently has 25 unassigned parking spaces in the Parking Facility. The Parking Spaces is hereby modified to provide that the Tenant shall have 29 unassigned parking spaces in the Parking Facility.

     5. Adjustment of Base Rent. Tenant shall pay the monthly installments of the Base Rent as same come due through the end of the first Lease Year, and thereafter the Base Rent shall be increased annually at the commencement of each successive Lease Year to an amount equal to the Base Rent in effect during the prior Lease Year plus an amount equal to the Base Rent multiplied by the Percentage Increase, as follows:

                               BASE RENT SCHEDULE
                               ------------------
               Rent PSF            Annual Rent      Monthly Rent
               =================================================
               Year 1: $16.50      $ 96,657.00      $  8,054.75*
                                                    -----------
               Year 2: $17.16      $100,523.28      $  8,376.94*
                                                    -----------
               Year 3: $17.85      $104,565.30      $  8,713.78*
                                                    -----------
               Year 4: $18.56      $108,724.48      $  9,060.37*
                                                    -----------
               Year 5: $19.30      $113,059.40      $  9,421.62*
                                                    -----------

                        *plus applicable state sales tax


     6. Miscellaneous. Except as expressly modified hereby, the Lease remains unmodified and in full force and effect.

Witnesses as to Landlord:              LANDLORD:

                                            ACP OFFICE I LLC, a Delaware limited
                                            liability company

___________________________________         By: ACP South Florida LLC, a Florida
Print Name Gloria Sardinas                      limited liability company, its
                                                operating member

--------------------------------------------------------------------------------
Print Name: Melva Baez                 By:  ACP South Florida Corp., a Florida
                                            corporation, its managing member

                                       By:  /s/ RUDY PRIO TOUZET
                                            ------------------------------------
                                            Name:  Rudy Prio Touzet
                                            Title: Vice President


Witnesses as to Tenant:                TENANT:

                                            LEGALCLUB.COM, INC.
                                            -------------------

/s/ MARCI RUBIN
-----------------------------------
                                            By: /s/ BRETT MERL
                                                --------------------------------
                                            Name: BRETT MERL
                                                  ------------------------------
Print Name: Marci Rubin                As its:    PRESIDENT
                                               ---------------------------------

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